SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS
OF
ALLSPRING ALTERNATIVE FUNDS
For the Allspring Alternative Risk Premia Fund
(the “Fund”)

At a meeting held August 17-19, 2026, the Board of Trustees of Allspring Funds Trust approved the following changes to be effective on or about September 1, 2026.

Principal Investment Strategy Change

In the section entitled “Fund Summary - Principal Investment Strategies”, the fourth paragraph is replaced with the following:

Under normal market conditions, the Fund may invest up to 25% of its total assets in the common or preferred stock of a subsidiary of the Fund that typically invests directly or indirectly in commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities; it may also invest in all other securities allowed in the Fund. These holdings may contribute more than 25% of the Fund’s risk allocation.

August 20, 2026	SUP4723 08-26